Statutory Prospectus Supplement dated April 30, 2020
The purpose of this supplement is to amend the current Statutory Prospectus for Class R5 and Class R6 shares, as applicable, of the Funds listed below:
Invesco American Value Fund	Invesco Gold & Precious Metals Fund
Invesco Comstock Fund	Invesco Small Cap Value Fund
Invesco Dividend Income Fund	Invesco Technology Fund
Invesco Energy Fund	Invesco Value Opportunities Fund
This supplement amends the Statutory Prospectus of the above referenced funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statutory Prospectus and retain it for future reference.
As of April 17, 2020, the following fund is no longer included in the Statutory Prospectus:
Invesco Mid Cap Growth Fund
I-SEC-STATPRO-SUP